                                 LOAN AGREEMENT

          AGREEMENT, dated as of the ____ day of November, 2004, by and between
1stAlerts, Inc., a Delaware corporation having an address at 855 South Federal
Highway, Suite 210, Boca Raton, Florida 33432 (the "Borrower") and
______________, an individual residing at ________________ (the "Lender").

                                   WITNESSETH:

          WHEREAS, the Borrower requires funding in the amount of up to One
Million and Forty Thousand ($1,040,000) Dollars for the purposes hereinafter set forth (the "BRIDGE LOAN"); and

          WHEREAS, the Borrower is borrowing from the Lender ________________
($___________) Dollars, in consideration of which the Borrower is issuing to the
Lender, a negotiable promissory note and granting to the Lender a security interest in all of its assets pari passu with those certain other Lenders that executed loan agreements on the date hereof or on certain dates hereafter
(collectively, the "Bridge Lenders") on substantially the same terms and conditions as those stated herein; and

          NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE I

                              COMMITMENT OF LENDER;
                              BORROWING CONDITIONS

     1. COMMITMENT. Subject to the terms and conditions of this Agreement, the
Lender hereby agree to make a ______ (___) day term loan (the ""Loan") to the
Borrower in the original principal amount of ______________________
($_____________) Dollars (the "Loan Amount").

     2. PROMISSORY NOTE.

          (a) GENERAL. The Loan shall be evidenced by a negotiable promissory note, issued by the Borrower substantially in the form of EXHIBIT A annexed hereto (the "Note"), of even date herewith in the original principal amount of the Loan Amount. Principal and any accrued interest on the Note shall be payable in thirty (30) days from the Closing Date (as defined in Article VII).

                                       -1-

          (b) INTEREST. The unpaid principal amount from time to time outstanding on the Note shall bear interest at the rate of twelve (12%) percent per annum, computed on the basis of the actual number of days elapsed in a year of 360 days. Interest shall be payable at maturity.

          (c) PREPAYMENT. At any time from and after the Closing Date hereof,
Borrower may from time to time prepay the Note, in whole or in part, without penalty or a premium.

     3. ADDITIONAL DOCUMENTATION. In addition to the execution and delivery of this Agreement and the Note, the Borrower shall deliver the following documents to the Lender (or the Lender's agent) on or prior to the Closing Date: a
Security Agreement, Subordination Agreement and any other documents, instruments or agreements reasonably requested by the Lender in order to effectuate the purposes of this Agreement (together with this Agreement and the Note, all such documents and agreements to be hereinafter referred to as the "Loan Documents").

     4. FUTURE FINANCINGS. It is contemplated that the Borrower will engage in a merger transaction whereby it will merge with and into First Info Network, Inc.
("First Info"), a wholly-owned subsidiary of VSUS Technologies Incorporated, a
Delaware corporation (the "Merger"), after which the separate corporate existence of the Borrower shall cease and First Info shall continue as the surviving corporation. In connection with the Merger, the Borrower will complete a debt financing in the amount of not less than One Million Five Hundred
Thousand ($1,500,000) Dollars ("Future Financing"). It is contemplated that the
Loan represented by this Agreement and the Note shall be satisfied from the proceeds of the Future Financing.

                                   ARTICLE II

                                    SECURITY

     All of the obligations of the Borrower under this Agreement and the Note shall be secured by a security interest in and to all assets of the Borrower pari passu with the Bridge Lenders (hereinafter, the "Collateral"). Marc Sporn
("Sporn"), an individual, currently has a first priority security interest in and to all the assets of the Borrower, but he has agreed to subordinate all claims (including all claims for which Sporn has perfected a security interest)
now or hereinafter owing to Sporn by the Borrower. The Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York as amended from time to time ("NYUCC"), or any other Uniform Commercial Code jurisdiction; and (b)
contain any

                                       -2-

other information required by part 5 of Article 9 of the NYUCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. The
Borrower also ratifies its authorization for the Lender to have filed in any
Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof with respect to the
Collateral.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

          The Borrower makes the following representations and warranties:

          (a) ORGANIZATION AND AUTHORIZATION. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its formation, is duly authorized to transact business and is in good standing in every other jurisdiction where the failure to qualify to do business would have a material adverse effect upon the Borrower, and the Borrower is duly authorized and empowered to create, grant and issue the Note, and to execute and deliver this Agreement. The Borrower has the authority to own, lease and operate its assets, and to carry on its business as presently conducted. All action on the part of the Borrower requisite for the due creation, issuance and delivery of this Agreement and the Note has been duly and effectively taken. This
Agreement, the Note, and the other Loan Documents upon the granting, issuance and delivery thereof, will be, valid, binding and enforceable obligations of the
Borrower in accordance with their respective terms and compliance herewith will not violate any provision of law, the Certificate of Incorporation or By-Laws of
the Borrower, or any agreement, judgment, order or decree to which the Borrower is a party or otherwise bound, subject to applicable bankruptcy, insolvency, or reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights. No approval or consent of any governmental agency or body of the United States or any state thereof or of any other entity or person is required as of the Closing Date for the legal and valid execution and delivery by the Borrower of this Agreement, the Note pursuant to this Agreement, or the performance of any obligation of the Borrower hereunder.

          (b) LITIGATION. Except as set forth in SCHEDULE III(B) hereto, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of Borrower, threatened, against or affecting the Borrower and/or its subsidiaries which (i) involves the possibility of any judgments or liabilities aggregating more than Five Thousand
($5,000) Dollars not fully covered by insurance or (ii) which may materially

                                       -3-

and adversely affect the assets of the Borrower or the right of the Borrower to carry on its business as now conducted or as contemplated.

          (c) OTHER DOCUMENTS. The following further documents are being delivered herewith, all of which are true, complete and accurate:

               (i) Copies of the Certificate of Incorporation and By-Laws (and
all amendments thereto) of the Borrower.

               (ii) Certificate of Good Standing of the Borrower to be supplied within thirty (30) days of the Closing Date.

          (d) TAXES. All tax returns of the Borrower and its subsidiaries, if any, which are shown to be due and payable thereon have been paid. The Borrower does not know of any ongoing tax audit, proposed tax deficiency, assessment, charge or levy against it, the payment of which is not adequately provided for on the books of the Borrower.

          (e) FULL DISCLOSURE. This Agreement and all of the exhibits or schedules attached hereto do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading.

          (f) COMPLIANCE WITH INSTRUMENTS; ETC. The Borrower is not (i) in
default under any indenture, agreement or instrument to which it is a party or by which it is bound, (ii) in violation of its Certificate of Incorporation,
By-Laws or of any applicable law, (iii) in default with respect to any order, writ, injunction or decree of any court, administrative agency or arbitrator, or
(iv) in default under any order, license, regulation or demand of any government agency, which default or violation would materially and adversely affect the business, properties, condition (financial or otherwise) or business prospects of the Borrower.

                                   ARTICLE IV

                      AFFIRMATIVE COVENANTS OF THE BORROWER

          Except as specifically set forth herein, so long as any part of the principal of or interest on the Note remains outstanding, without the prior written consent of the Lender:

          (a) DISCHARGE TAXES AND INDEBTEDNESS. The Borrower will pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon or incurred by it or the properties and assets of the

                                       -4-

Borrower, except taxes, assessments, debts, claims and charges contested in good faith in appropriate proceedings for which the Borrower shall have set aside adequate reserves for the payment of such tax, assessment, debt, claim or charge. The Borrower shall provide the Lender, upon the Lender's request, evidence of payment of such taxes, assessments, debts, claims and charges satisfactory to the Lender.

          (b) INSURANCE. The Borrower shall maintain such insurance on its properties and assets with financially sound and responsible insurance companies, in such amounts as from time to time are reasonably required by the
Lender. The Borrower shall (i) deliver to the Lender, upon its request, a detailed list of insurance then in effect, stating (A) the names of the insurance companies, (B) the amounts and rates of the insurance, (C) dates of expiration thereof and the properties and risks covered thereby; (ii) upon request, provide to the Lender copies of all insurance policies.

          (c) MAINTAIN PROPERTIES. The Borrower shall maintain in full force and effect its corporate existence, rights and franchises and all material terms of licenses and other rights to use licenses, trademarks, trade names, service marks, copyrights, patents or processes owned or possessed by it and necessary to the conduct of its business. The Borrower will maintain, preserve and keep all of its properties, equipment and assets in good repair, working order and condition, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto.

          (d) FURNISH INFORMATION. Promptly on request of the Lender, the
Borrower will furnish such information as may reasonably be necessary to determine whether (i) the Borrower is complying with its covenants and agreements contained in this Agreement or (ii) an Event of Default (as hereunder defined) has occurred hereunder.

          (e) MAINTAIN OFFICE. The Borrower will maintain an office at the address set forth in this Agreement or at such other place as it shall determine upon not less than fifteen (15) days prior notice to the Lender, where notices, presentations and demands to or upon it with respect to this Agreement can be made.

          (f) COPIES OF LEGAL PROCESS AND CLAIMS. The Borrower shall, within ten
(10) days after receipt, forward to the Lender at its address set forth on the signature page hereto, a copy of any communication, notice, legal process or other notification relating to an uninsured claim or alleged claim against it in excess of Five Thousand ($5,000) Dollars and any proceedings relating to the replevin of any personal property, or to recover possession of any real property, leased or owned by the Borrower. The Borrower shall, within ten (10)
days after receipt, forward to the Lender at its office, notice of any proceeding or hearing or threat thereof before any state or federal bureau, agency, commission, board or department which could

                                       -5-

materially affect the operation of its business. With respect to any legal process, proceeding or hearing, the return date of which is less than such ten
(10) days, notice shall be given forthwith.

          (g) ADDITIONAL DOCUMENTATION. In furtherance of the transactions herein contemplated, the Borrower will execute and cause to be delivered to the
Lender and any other holder of the Note such other certificates, documents, statements, agreements and opinions as may be reasonably requested by the Lender during the term of this Agreement.

          (h) NOTICE OF ADVERSE CHANGE. The Borrower shall promptly give notice to the Lender (but in any event within seven (7) business days) after becoming aware of the existence of any condition or event which constitutes, or the occurrence of, any of the following:

               (i) any Event of Default as hereunder defined; or

               (ii) the institution or threatening of institution of an action, suit or proceeding against the Borrower before any court, administrative agency or arbitrator, which, if adversely decided, could materially adversely affect the business, prospects, properties, financial condition or results of operations of the Borrower, whether or not arising in the ordinary course of business.

Any notice given hereunder shall specify the nature and period of existence of the condition, event, information, development or circumstance, the anticipated effect thereof and what actions the Borrower has taken and/or proposes to take with respect thereto.

          (i) USE OF PROCEEDS. The parties agree that the Borrower intends to use the proceeds of the Loan for general working capital purposes and to complete the Merger as set forth in Article I, section 4 hereof.

          (j) COMPLIANCE WITH AGREEMENTS; COMPLIANCE WITH LAWS. The Borrower
shall comply with the terms and conditions of all material agreements, commitments or instruments to which the Borrower is a party or by which it may be bound. The Borrower shall duly comply in all respects with any relevant laws, ordinances, rules and regulations of any foreign, federal, state or local government or any agency thereof, or any writ, order or decree, and conform to all valid requirements of governmental authorities relating to the conduct of its business, properties or assets, including, but not limited to, the rules and regulations of the Federal Communications Commission.

          (k) NEGATIVE COVENANTS OF THE BORROWER. On and after the date hereof, and for so long as any part of the principal of or interest on the Note shall remain unpaid, without the prior written consent of the Lender:

                                       -6-

               (i) NO DISTRIBUTION OF PROFITS OR ASSETS. The Borrower will not declare or pay any distribution, in cash or otherwise, of any of its profits or assets or redeem, return, purchase or otherwise acquire directly or indirectly any of its shares of common stock now or hereafter outstanding.

               (ii) NO INDEBTEDNESS. Except for indebtedness owing to the Bridge
Lenders, the Borrower will not incur any indebtedness for borrowed money.

               (iii) NO GUARANTEES. Except in connection with the Merger and
Future Financing, the Borrower will not assume, endorse or become liable for or guarantee the obligations of any corporation, partnership, limited liability company, individual or other entity excluding the endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

               (iv) NO LIENS. Except for mortgages, pledges, or security
interests granted to Sporn, the Bridge Lenders or granted in connection with the
Merger and Future Financing, the Borrower will not allow the mortgage or pledge of, or creation of a security interest in, any of its assets.

               (v) NO TRANSFER OF ASSETS. Except for the Merger, the Borrower
will not (i) enter into any acquisition, merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), (ii) convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of the business, property, or assets, whether now owned or hereafter acquired, of Borrower, or (iii) acquire by purchase or otherwise all or substantially all of the property, assets, stock, or other evidence of beneficial ownership of any person or entity.

               (vi) EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS. Except
for the Bridge Loan, the Merger and Future Financing, the Borrower will not enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease, or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of any of Borrower's properties or assets.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

     1. EVENTS OF DEFAULT. Any one of the following events shall be considered an

                                       -7-

event of default ("Event of Default") as that term is used herein:

          (a) If the Borrower defaults in the payment of principal or interest on the Note after the same shall become payable as therein or herein set forth;
or

          (b) If default beyond five (5) business days from notice provided in accordance herewith shall occur under the terms of the Note (other than a default covered by clause (a) above), of this Agreement or of any other agreement between the Borrower and the Lender, or in any other document or instrument executed and delivered in connection herewith, or under any agreement or instrument between the Borrower and any third party, which upon default results in an acceleration of the making of Borrower's obligation to such third party or in the termination of such agreement or results in the Borrower becoming immediately liable for any amount to a third party in excess of
$10,000; or

          (c) If any representation or warranty made by the Borrower herein proves to have been untrue in any material respect as of the Closing Date, or any information, statement, certificate or data furnished hereunder proves to have been untrue in any material respect as of the date as of which the facts therein set forth were stated or certified; or

          (d) Except for a default covered by clauses (a), (b), (c) and (e)
hereof, if a default shall be made in the due observance or performance of any other covenant, affirmative or negative, or condition to be kept or performed by the Borrower contained in this Agreement; or

          (e) If the Borrower shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee, or liquidator of the Borrower or of all or a substantial part of its assets, or (iii) be adjudicated a bankrupt, or (iv) file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization or to effect a plan or other arrangement with creditors or file a petition or answer seeking to take advantage of any law (whether federal or state) relating to the relief of debtors.

     2. ACCELERATION OF LOAN. During the continuation of any Event of Default specified in Article V, Section 1, the Lender or any other holder of the Note may, by notice in writing delivered to the Borrower, declare the entire outstanding principal amount of the Note held by such Lender and the interest accrued thereon immediately due and payable, and the said principal and interest shall thereupon become and be immediately due and payable without presentment, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower. Any principal and interest not paid when due and payable shall bear interest thereafter at the lesser of eighteen (18%) percent per month or the maximum rate permitted by applicable law.

                                       -8-

     3. ENFORCEMENT OF RIGHTS. Upon the happening of any Event of Default specified in Article V, Section 1, the Lender or any other holder of the Note may proceed to protect and enforce its rights with respect to the Note and the other documents referred to herein either by suit in equity or action at law, and proceed to obtain judgment or any other relief whatsoever.

     4. PAYMENT OF EXPENSES. The Borrower shall pay all expenses, court costs and reasonable attorneys' fees which may be incurred by the Lender or any other holder of the Note in connection with or arising out of any Event of Default hereunder upon a final nonappealable determination in Lender's favor.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

     1. CONDITIONS OF LENDER'S OBLIGATIONS.

          The obligations of the Lender hereunder shall be subject to the performance by the Borrower of all its agreements theretofore to be performed hereunder and to the following further conditions:

          (a) OFFICER'S CERTIFICATE. The Lender shall have received a certificate or certificates of the Chief Executive Officer of the Borrower dated as of the Closing Date to the effect that:

               (i) The representations and warranties of Borrower herein and in any of the Loan Documents executed in connection with this Agreement are true and correct in all material respects at and as of each of the Closing Dates; and

               (ii) The Borrower has performed all agreements herein contained to be performed at or prior to the Closing Date.

          (b) CERTIFIED COPIES OF RESOLUTIONS. The Lender shall have received certified copies of resolutions of the board of directors of the Borrower, in form and substance satisfactory to the Lender and its counsel, with respect to the authorization and execution of this Agreement and the issuance of the Note.

          (c) DELIVERY OF INSTRUMENTS AND OTHER DOCUMENTS. The Lender shall have received in form and content satisfactory to Lender and its counsel, an originally executed Note and such other documents or instruments as the Lender may reasonably request.

                                       -9-

                                   ARTICLE VII

                                     CLOSING

     The closing of the Agreement and the issuance of the Note to the Lender shall occur at the offices of Bondy & Schloss, LLP, 60 East 42nd Street, New
York, NY 10165 on November __, 2004 (the "Closing Date") or at such other time or place as the parties shall agree.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     1. REPRESENTATION TO SURVIVE CLOSING. All warranties, representations, covenants and agreements made by the Borrower herein shall survive the Closing.

     2. NOTICE. All notices, requests, demands and communications under or in respect hereof shall be deemed to have been duly given and made if in writing
(including fax) if delivered by hand or left at or posted by pre-paid registered or certified mail (airmail if dispatched to a foreign county) to the party concerned at its address appearing below or sent by fax to the number and with copy as below indicated. Service shall be deemed to be effective: so far as delivery by hand is concerned when handed to the recipient or left at the recipient's address; by post three days after posting (seven days if sent to a foreign country); by fax on the same day as dispatch and receipt is confirmed.
The said addresses and fax numbers shall continue in force until alternatives are notified and receipt of such notification has been acknowledged:

     If to Lender to the addresses set forth on the signature page of this
Agreement.

     If to Borrower, to its address set forth at the beginning of this
Agreement.

     With copies in either case to:

          Bondy & Schloss LLP
          60 East 42nd Street, 37th Floor
          New York, NY 10165
          Fax No: (212)972-1677
          Attn: Jeffrey A. Rinde, Esq.

                                      -10-

     3. BINDING UPON SUCCESSORS. All covenants and agreements herein contained by or on behalf of the Borrower shall bind its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns; Borrower may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void.
Lender reserves the right to sell, assign, transfer, negotiate, or grant participation in all or any part of, or any interest in Lender's rights and benefits hereunder; provided, that Lender shall, for informational purposes but not as a requirement, notify the Borrower of the identity of all other assignees or participants who have acquired an ownership interest in the Note, and upon conversion, in the equity of the Borrower as a result thereof. In connection with any such assignment or participation, Lender may disclose all documents and information which Lender now or hereafter may have relating to Borrower's business.

     4. COUNTERPARTS. This Agreement may be executed in counterparts at one time or at different times and, irrespective of the date of execution between the parties named herein, it shall be deemed executed as of the date first above written.

     5. GOVERNING LAW; JURISDICTION. This Agreement and the performance of the parties hereunder shall be construed and interpreted in accordance with the internal laws of the State of New York, wherein it was negotiated and executed, and the parties hereunder consent and agree that the state and federal courts which sit in the State of New York and the County of New York shall have exclusive jurisdiction with respect to all controversies and disputes arising hereunder.

     6. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, the remainder of this Agreement shall, nevertheless, remain in full force and effect.

     7. NO WAIVER OF RIGHTS. No course of dealing on the part of the Lender, nor any failure or delay on the part of the Lender with respect to the exercise of any right, power or privilege given or granted hereunder, the Note or any other document or instrument executed in connection herewith shall operate as a waiver thereof as to any future defaults, or any single or partial exercise by the
Lender of any right, power or privilege granted or contained herein or therein shall preclude the Lender from later or further exercise of any right, power or privilege as to any future defaults. The rights and remedies of the Lender are cumulative and not exclusive of any other remedies under law.

     8. CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term
"or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words, "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, Section, subsection, paragraph, clause,

                                      -11-

schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement to this Agreement shall include all alterations, amendments, changes, extension, modifications, renewals, replacement, substitutions and supplements, thereto and thereof, as applicable.

     9. INDEMNIFICATION. In the event the Lender is required to appear before, or participate in, or become involved with, any proceeding initiated by or brought with respect to the Borrower by any government or administrative agency, federal, state or local, investigating the business operations or activities of the Borrower, the Lender shall be reimbursed by the Borrower for all expenses incurred by it in connection therewith, including, but not limited to, attorney's fees. Additionally, the Borrower will indemnify and hold harmless the
Lender from each and every liability, loss, obligation, cost or expense which may be imposed or arising out of (x) any such proceeding, or (y) any of the transactions evidenced hereby, except for the Lender's gross negligence or willful misconduct.

     10. CONFIDENTIALITY. The Borrower agrees that it will not disclose, and will not include in any public announcement, the name of the Lender, unless expressly agreed to by the Lender unless and until disclosure is required by law or regulations, and then, only to the extent of such requirement.

     11. TERM. This Agreement shall become effective upon execution and delivery hereof by Borrower and Lender and shall continue in full force and effect until all amount of principal and interest on the Note have been paid in full.

                                      -12-

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          BORROWER:

                                          1STALERTS, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          LENDER:

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                      -13-

                                    EXHIBIT A

                                 PROMISSORY NOTE

$150,000.00                                                     OCTOBER __, 2004

     FOR VALUE RECEIVED 1STALERTS, INC., a Delaware Corporation (the
"BORROWER"), promises to pay to the order of _________________, an individual with an address at ___________________________________ (the "LENDER"), the
principal sum of ______________________________ ($__________) DOLLARS, together with interest computed from the date hereof at the rate of TWELVE (12%) percent per annum, on November ___, 2004 (the "MATURITY DATE"). All payments shall be applied first toward the payment of interest and the balance towards the reduction of principal.

     This note is issued in accordance with the terms and conditions set forth in the Loan Agreement, of even date herewith, by and between the Borrower and the Lender (the "LOAN AGREEMENT").

     Upon the maturity hereof, by acceleration or otherwise, and/or after judgment, interest shall be payable at the rate of Eighteen (18%) percent per annum or at the judgment rate, whichever is higher, until the obligation is paid in full. In addition, all costs and expenses incurred by the holder hereof, including, but not limited to, reasonable attorneys' fees and disbursements, as a result of a default hereunder, shall be added to the principal amount due hereunder.

     Any interest not paid when due hereunder shall be added to the principal amount of this Note and shall bear interest from its due date at the applicable interest rate specified above.

     The Borrower shall have the right to prepay all or any portion of the principal of this Note with interest to the date of such prepayment, without any premium or penalty.

     The entire unpaid principal balance, together with accrued interest, shall become forthwith due and payable on demand of the holder upon the occurrence of any Event of Default (as such term is defined in the Loan Agreement) if not remedied within five (5) days after the giving of notice of such Event of
Default by certified mail, personal delivery, overnight courier

                                      -14-

or facsimile, or any default in the payment of principal on the due date hereof.
The failure to assert this right shall not be deemed a waiver thereof.

     This Note is secured by a Security Agreement of even date herewith made by
Borrower in favor of Lender. All of the agreements, conditions, covenants, provisions and stipulations contained in the Security Agreement are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.

     The Borrower shall pay all of Lender's reasonable expenses incurred to enforce or collect any of the amounts due under this Note including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

     The Borrower and all endorsers, sureties, and guarantors hereof, jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, indorsement or guaranty of this instrument.

     This Note shall be construed and enforced in accordance with the laws of the State of New York. The undersigned hereby consents to the in personam jurisdiction of the courts of the State of New York. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.

                                          1STALERTS, INC.

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                      -15-

                                 SCHEDULE III(B)

                                   LITIGATION

                                      NONE

                                      -16-